SCHEDULE 14A
(Rule 14A-101)

INFORMATION REQUIRED IN CONSENT SOLICITATION STATEMENT

SCHEDULE 14A INFORMATION

CONSENT SOLICITATION STATEMENT PURSUANT TO SECTION 14(A)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a party other than the registrant ☐
Check the appropriate box:
☒	Preliminary Consent Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e) (2))
☐	Definitive Consent Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
AUSTINS STEAKS & SALOON, INC.
(Name of Registrant as Specified in its Charter) Austins Steaks & Saloon, Inc.

(Name of Person(s) Filing Consent Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PRELIMINARY

JULY                        , 2003

CONSENT SOLICITATION STATEMENT
OF
THE BOARD OF DIRECTORS AND MANAGEMENT OF
AUSTINS STEAKS & SALOON, INC.

Dear Stockholders:

        This consent solicitation statement and the attached consent card are from the Board of Directors and Management of Austins Steaks & Saloon, Inc. ("Austins" or the "Company"). The purpose of this statement is to seek your consent to a change in the corporate name from "Austins Steaks & Saloon, Inc." to "Western Sizzlin Corporation."

GENERAL

        This consent procedure is being utilized in lieu of a meeting which the Board of Directors deems costly and unnecessary. This procedure is permitted by Austins by-laws and Section 228 of the Delaware General Corporation Law. The company's principal executive offices are located at 317 Kimball Avenue, NW, Roanoke, VA 24016. The Company's telephone number is (540) 345-3195.

        These consent solicitation materials were mailed on or about July    2003 to all stockholders entitled to provide a consent.

PROPOSAL; REASONS; APPROVAL

        As you are aware, the Company has recently disposed of all of its Austins Steakhouse Restaurants. The Company is also not offering to franchise the Austin Steakhouse concept. As a result, your Board of Directors believe that the name of the corporation should more closely reflect and be identified with the 170 current franchised units. Accordingly, the Board of Directors is recommending an amendment to the Certificate of Incorporation to change the name. The exact form of the amendment is as follows:

"ARTICLE I.
NAME

        The name of the Corporation shall be "Western Sizzlin Corporation"

        Approval of the amendment requires the affirmative vote of a majority of the outstanding shares or 6,075,050. Under Delaware law, affirmative consents representing this number of shares must be received within sixty (60) days from the date the first consent was received by the Company. On July 18, 2003, all of the Directors and Officers of the Company, owning a total of 3,527,460 shares or 29.0% of the outstanding common stock executed consents in favor of the proposal. The Company intends to retain its stock symbol "STAK" following the name change.

        Your Board of Directors recommends that you send in your consent approving the proposal as soon as possible.

CONSENT RECORD DATE; OUTSTANDING SHARES

        Stockholders of record at the close of business on July 18, 2003 ("Consent Record Date") are entitled to receive this notice and to consent. On the Consent Record Date, 12,150,099 shares of the Company's Common Stock, $0.01 par value per share were issued and outstanding.

REVOCABILITY OF CONSENTS

        Consents given pursuant to this solicitation may be revoked at any time before consents representing a majority of the outstanding stock are received in favor of the proposal. Revocation will occur by delivering a written notice of revocation to the Company.

CONSENT SOLICITATION

        Every stockholder of record on the Consent Record Date is entitled, for each share held, to one (1) vote on the proposal.

        The cost of this solicitation will be borne by the Company. The Company may reimburse expenses incurred by brokerage firms and other persons representing beneficial owners of shares and forwarding the solicitation material to beneficial owners. Consents may be solicitated by certain of the Company's Directors, Officers and regular employees, without additional compensation. Solicitation may be personally, by telephone, facsimile or e-mail.

VOTING PROCEDURES

        If you own shares of Austins in your own name, you may execute the consent and either mail it in the enclosed envelope or fax it to Austins at (540)-345-0831.

        If your shares of Austins are held in "Street Name" (e.g. by a broker or a bank) only your broker or bank can execute a consent on your behalf, but only upon receipt of your specific instructions. Please sign, date and mail or hand deliver the enclosed Consent Instruction Form to your broker or bank today along with the Consent Card for your broker or bank to execute. Please also contact the persons responsible for your account and instruct them to execute the Consent Card on your behalf and to date the Consent Card.

        If you need additional Consent Cards for shares held in more than one name, please contact us and we will forward additional Consent Cards. If you have any questions or require any assistance in executing or delivering your consent please call Robyn B. Mabe at (540) 345-3195 or fax her at (540)345-0831.

APPRAISAL RIGHTS

        Stockholders have no appraisal rights as a result of the amendment.

BOARD OF DIRECTORS AND MANAGEMENT

        The current Board of Directors and Management of the Company who have proposed and are supporting this proposal are listed below. Each was re-elected to his or her position at the Annual Stockholders Meeting held June 24, 2003.

Titus Greene Stanley L. Bozeman, Jr. A. Jones Yorke Roger D. Sack J. Alan Cowart Thomas Hontzas Pat Vezertzis Paul C. Schorr, III W.E. Proffitt Jesse M. Harrington, III
Management:	Robyn B. Mabe, Chief Operating Officer, Chief Financial Officer, Secretary/Treasurer.

        Thank you very much for your consideration of this proposal.

Yours Very Truly,
/s/ Paul C. Schorr, III Chairman of the Board

AUSTIN'S STEAKS AND SALOON, INC.

CONSENT CARD

CONSENT SOLICITATED BY THE BOARD OF DIRECTORS AND MANAGEMENT OF AUSTIN'S STEAKS AND SALOON, INC.

        Unless otherwise indicated below, the undersigned, a stockholder of record of Austins Steaks and Saloon, Inc. ("Austin's")as of the close of business on July 18, 2003 (the "Consent Record Date") hereby consents, pursuant to § 228 of the Delaware General Corporation Law, with respect to the number of shares of common stock of Austin's held by the undersigned, to the taking of the following action without a meeting of the stockholders of Austin's:

Please mark your votes as /X/

PROPOSAL TO AMEND CERTIFICATE OF INCORPORATION

        Amend the Certificate of Incorporation of Austin's to change the name from Austin's Steaks and Saloon, Inc. to Western Sizzlin Corporation.

Consent ☐	Does not consent ☐	Abstain ☐

IF YOU FAIL TO MARK A BOX FOR THE PROPOSAL, THE UNDERSIGNED
WILL BE DEEMED TO CONSENT TO SUCH PROPOSAL.

        In order for your consent to be valid, it must be dated. Please mark, sign, date and mail your consent promptly in the enclosed postage-paid envelope.

Dated:	Print Name:
Number of Shares:	Signature(s):
Authority:

        Please sign exactly as the name appears on the stock certificate. If shares are held by joint tenants, both should sign. In case of joint owners, each joint owner must sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., please give full title.